Tortoise

Power and Energy Infrastructure Fund, Inc. (NYSE: TPZ)

Section 19(a) Notification of Sources of Distribution

Distribution Period	June 2023

Distribution Amount per Share	$0.1050

The following table sets forth the estimated amounts of the current distribution, paid on June 30, 2023, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital. All amounts are expressed per common share.

Estimated Sources of Distributions

	($) Current Distribution	% Breakdown of the Current Distribution	($) Total Cumulative Distributions for the Fiscal Year to Date	% Breakdown of the Total Cumulative Distributions for the Fiscal Year to Date
Net Investment Income	0.0246	23%	0.1795	24%
Net Realized Short-Term Capital Gains	0.0002	0%	0.0018	0%
Net Realized Long-Term Capital Gains	0.0009	1%	0.2006	27%
Return of Capital	0.0793	76%	0.3531	49%
Total (per common share)	0.1050	100%	0.7350	100%

Average annual total return (in relation to NAV) for the 5 years ending on 5/31/2023				1.25%
Annualized current distribution rate expressed as a percentage of NAV as of 5/31/2023				8.42%

Cumulative total return (in relation to NAV) for the fiscal year through 5/31/2023				-0.89%
Cumulative fiscal year distributions as a percentage of NAV as of 5/31/2023				4.91%

You should not draw any conclusions about TPZ's investment performance from the amount of this distribution or from the terms of TPZ's distribution policy.

TPZ estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in TPZ is paid back to you. A return of capital distribution does not necessarily reflect TPZ's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon TPZ's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. TPZ will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

TPZ invests in a portfolio of fixed income and equity securities issued by power and energy infrastructure companies. TPZ’s objective is to provide stockholders a high level of current income, with a secondary objective of capital appreciation. For more information, visit TPZ's website at cef.tortoiseecofin.com or call (866) 362-9331.

6363 College Boulevard, Suite 100A, Overland Park, KS 66211 | Main 1-913-981-1020 | Fax 1-913-981-1021 | www.TortoiseEcofin.com

Tortoise

Power and Energy Infrastructure Fund, Inc. (NYSE: TPZ)

Section 19(a) Notification of Sources of Distribution

Distribution Period	July 2023

Distribution Amount per Share	$0.1050

The following table sets forth the estimated amounts of the current distribution, paid on July 31, 2023, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short-term capital gains, net realized long-term capital gains and return of capital. All amounts are expressed per common share.

Estimated Sources of Distributions

	($) Current Distribution	% Breakdown of the Current Distribution	($) Total Cumulative Distributions for the Fiscal Year to Date	% Breakdown of the Total Cumulative Distributions for the Fiscal Year to Date
Net Investment Income	0.0292	28%	0.2133	25%
Net Realized Short-Term Capital Gains	0.0002	0%	0.0020	0%
Net Realized Long-Term Capital Gains	0.0474	45%	0.2945	35%
Return of Capital	0.0282	27%	0.3302	40%
Total (per common share)	0.1050	100%	0.8400	100%

Average annual total return (in relation to NAV) for the 5 years ending on 6/30/2023				2.33%
Annualized current distribution rate expressed as a percentage of NAV as of 6/30/2023				8.09%

Cumulative total return (in relation to NAV) for the fiscal year through 6/30/2023				3.90%
Cumulative fiscal year distributions as a percentage of NAV as of 6/30/2023				5.39%

You should not draw any conclusions about TPZ's investment performance from the amount of this distribution or from the terms of TPZ's distribution policy.

TPZ estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in TPZ is paid back to you. A return of capital distribution does not necessarily reflect TPZ's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon TPZ's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. TPZ will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

TPZ invests in a portfolio of fixed income and equity securities issued by power and energy infrastructure companies. TPZ’s objective is to provide stockholders a high level of current income, with a secondary objective of capital appreciation. For more information, visit TPZ's website at cef.tortoiseecofin.com or call (866) 362-9331.

6363 College Boulevard, Suite 100A, Overland Park, KS 66211 | Main 1-913-981-1020 | Fax 1-913-981-1021 | www.TortoiseEcofin.com

Tortoise

Power and Energy Infrastructure Fund, Inc. (NYSE: TPZ)

Section 19(a) Notification of Sources of Distribution

Distribution Period	August 2023

Distribution Amount per Share	$0.1050

The following table sets forth the estimated amounts of the current distribution, paid on August 31, 2023, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short- term capital gains, net realized long-term capital gains and return of capital. All amounts are expressed per common share.

Estimated Sources of Distributions

	($) Current Distribution	% Breakdown of the Current Distribution	($) Total Cumulative Distributions for the Fiscal Year to Date	% Breakdown of the Total Cumulative Distributions for the Fiscal Year to Date
Net Investment Income	0.0265	25%	0.2346	25%
Net Realized Short-Term Capital Gains	0.0002	0%	0.0022	0%
Net Realized Long-Term Capital Gains	0.0474	45%	0.3419	36%
Return of Capital	0.0309	29%	0.3663	39%
Total (per common share)	0.1050	100%	0.9450	100%

Average annual total return (in relation to NAV) for the 5 years ending on 7/31/2023				2.24%
Annualized current distribution rate expressed as a percentage of NAV as of 7/31/2023				7.88%

Cumulative total return (in relation to NAV) for the fiscal year through 7/31/2023				7.47%
Cumulative fiscal year distributions as a percentage of NAV as of 7/31/2023				5.91%

You should not draw any conclusions about TPZ's investment performance from the amount of this distribution or from the terms of TPZ's distribution policy.

TPZ estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in TPZ is paid back to you. A return of capital distribution does not necessarily reflect TPZ's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon TPZ's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. TPZ will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

TPZ invests in a portfolio of fixed income and equity securities issued by power and energy infrastructure companies. TPZ’s objective is to provide stockholders a high level of current income, with a secondary objective of capital appreciation. For more information, visit TPZ's website at cef.tortoiseecofin.com or call (866) 362-9331.

6363 College Boulevard, Suite 100A, Overland Park, KS 66211 | Main 1-913-981-1020 | Fax 1-913-981-1021 | www.TortoiseEcofin.com

Tortoise

Power and Energy Infrastructure Fund, Inc. (NYSE: TPZ)

Section 19(a) Notification of Sources of Distribution

Distribution Period	September 2023

Distribution Amount per Share	$0.1050

The following table sets forth the estimated amounts of the current distribution, paid on September 29, 2023, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short- term capital gains, net realized long-term capital gains and return of capital. All amounts are expressed per common share.

Estimated Sources of Distributions

	($) Current Distribution	% Breakdown of the Current Distribution	($) Total Cumulative Distributions for the Fiscal Year to Date	% Breakdown of the Total Cumulative Distributions for the Fiscal Year to Date
Net Investment Income	0.0235	22%	0.2493	24%
Net Realized Short-Term Capital Gains	0.0000	0%	0.0022	0%
Net Realized Long-Term Capital Gains	0.0000	0%	0.3419	33%
Return of Capital	0.0815	78%	0.4566	43%
Total (per common share)	0.1050	100%	1.0500	100%

Average annual total return (in relation to NAV) for the 5 years ending on 8/31/2023				1.74%
Annualized current distribution rate expressed as a percentage of NAV as of 8/31/2023				7.92%

Cumulative total return (in relation to NAV) for the fiscal year through 8/31/2023				7.61%
Cumulative fiscal year distributions as a percentage of NAV as of 8/31/2023				6.60%

You should not draw any conclusions about TPZ's investment performance from the amount of this distribution or from the terms of TPZ's distribution policy.

TPZ estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in TPZ is paid back to you. A return of capital distribution does not necessarily reflect TPZ's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon TPZ's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. TPZ will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

TPZ invests in a portfolio of fixed income and equity securities issued by power and energy infrastructure companies. TPZ’s objective is to provide stockholders a high level of current income, with a secondary objective of capital appreciation. For more information, visit TPZ's website at cef.tortoiseecofin.com or call (866) 362-9331.

6363 College Boulevard, Suite 100A, Overland Park, KS 66211 | Main 1-913-981-1020 | Fax 1-913-981-1021 | www.TortoiseEcofin.com

Tortoise

Power and Energy Infrastructure Fund, Inc. (NYSE: TPZ)

Section 19(a) Notification of Sources of Distribution

Distribution Period	October 2023

Distribution Amount per Share	$0.1050

The following table sets forth the estimated amounts of the current distribution, paid on October 31, 2023, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short- term capital gains, net realized long-term capital gains and return of capital. All amounts are expressed per common share.

Estimated Sources of Distributions

	($) Current Distribution	% Breakdown of the Current Distribution	($) Total Cumulative Distributions for the Fiscal Year to Date	% Breakdown of the Total Cumulative Distributions for the Fiscal Year to Date
Net Investment Income	0.0253	24%	0.2764	24%
Net Realized Short-Term Capital Gains	0.0000	0%	0.0022	0%
Net Realized Long-Term Capital Gains	0.0797	76%	0.5964	52%
Return of Capital	0.0000	0%	0.2800	24%
Total (per common share)	0.1050	100%	1.1550	100%

Average annual total return (in relation to NAV) for the 5 years ending on 9/30/23				1.62%
Annualized current distribution rate expressed as a percentage of NAV as of 9/30/2023				8.06%

Cumulative total return (in relation to NAV) for the fiscal year through 9/30/2023				6.63%
Cumulative fiscal year distributions as a percentage of NAV as of 9/30/2023				7.39%

You should not draw any conclusions about TPZ's investment performance from the amount of this distribution or from the terms of TPZ's distribution policy.

TPZ estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in TPZ is paid back to you. A return of capital distribution does not necessarily reflect TPZ's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon TPZ's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. TPZ will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

TPZ invests in a portfolio of fixed income and equity securities issued by power and energy infrastructure companies. TPZ’s objective is to provide stockholders a high level of current income, with a secondary objective of capital appreciation. For more information, visit TPZ's website at cef.tortoiseecofin.com or call (866) 362-9331.

6363 College Boulevard, Suite 100A, Overland Park, KS 66211 | Main 1-913-981-1020 | Fax 1-913-981-1021 | www.TortoiseEcofin.com

Tortoise

Power and Energy Infrastructure Fund, Inc. (NYSE: TPZ)

Section 19(a) Notification of Sources of Distribution

Distribution Period	November 2023

Distribution Amount per Share	$0.1050

The following table sets forth the estimated amounts of the current distribution, paid on November 30, 2023, and the cumulative distributions paid this fiscal year to date from the following sources: net investment income, net realized short- term capital gains, net realized long-term capital gains and return of capital. All amounts are expressed per common share.

Estimated Sources of Distributions

	($) Current Distribution	% Breakdown of the Current Distribution	($) Total Cumulative Distributions for the Fiscal Year to Date	% Breakdown of the Total Cumulative Distributions for the Fiscal Year to Date
Net Investment Income	0.0251	24%	0.3009	24%
Net Realized Short-Term Capital Gains	0.0000	0%	0.0022	0%
Net Realized Long-Term Capital Gains	0.0799	76%	0.9569	76%
Return of Capital	0.0000	0%	0.0000	0%
Total (per common share)	0.1050	100%	1.2600	100%

Average annual total return (in relation to NAV) for the 5 years ending on 10/31/23				2.59%
Annualized current distribution rate expressed as a percentage of NAV as of 10/31/2023				8.20%

Cumulative total return (in relation to NAV) for the fiscal year through 10/31/2023				5.59%
Cumulative fiscal year distributions as a percentage of NAV as of 10/31/2023				8.20%

You should not draw any conclusions about TPZ's investment performance from the amount of this distribution or from the terms of TPZ's distribution policy.

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon TPZ's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. TPZ will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

TPZ invests in a portfolio of fixed income and equity securities issued by power and energy infrastructure companies. TPZ’s objective is to provide stockholders a high level of current income, with a secondary objective of capital appreciation. For more information, visit TPZ's website at cef.tortoiseecofin.com or call (866) 362-9331.

6363 College Boulevard, Suite 100A, Overland Park, KS 66211 | Main 1-913-981-1020 | Fax 1-913-981-1021 | www.TortoiseEcofin.com